COMMUNITY BANK OF GEORGIA, INC.
               CERTIFICATION PURSUANT TO RULE 15d-14(b) AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                                                    EXHIBIT 32.1


     In connection with the Quarterly Report of Community Bank of Georgia, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lloyd E. Gunter, President and Chief Executive Officer, certify pursuant to Rule 15d-14(b) adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



November 21, 2003

/s/ Lloyd E. Gunter
-------------------
Lloyd E. Gunter
President / Chief Executive Officer